Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 12, 2001

                   DAVIDSON DIVERSIFIED REAL ESTATE I, L.P.
            (Exact name of registrant as specified in its charter)


               Delaware                0-13530               62-1181565
      (State or other jurisdiction   (Commission          (I.R.S. Employer
            of incorporation)        File Number)       Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina 29602
                   (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000

                                       N/A
        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

The Registrant sold one of its investment properties, Ashley Woods Apartments, located in Cincinnati, Ohio on July 12, 2001. Ashley Woods Apartments was sold to Ashley Woods Limited Partnership, an unrelated party, for $12,015,000.

The General Partner is currently evaluating the cash requirements of the Partnership to determine what portion of the net proceeds, if any, would be available to distribute to the partners in the near future.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 2001 to be filed on or before August 14, 2001.

(c)   Exhibits

      10S Purchase and Sale Contract for Ashley Woods Apartments between Registrant and Ashley Woods Limited Partnership.

      10T First Amendment to Purchase and Sale Contract for Ashley Woods Apartments.

      10U Second Amendment to Purchase and Sale Contract for Ashley Woods Apartments.

      10V   Assignment   of  Purchase  and  Sale   Contract   between   Equity
            Investments,   Inc.,  a  Nebraska  Corporation  and  Ashley  Woods
            Limited Partnership, a Nebraska Limited Parnership.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DAVIDSON DIVERSIFIED REAL ESTATE I, LP


                                 By: Davidson Diversified Properties, Inc. Its Managing General Partner

                                 By:     /s/Patrick J. Foye
                                         Patrick J. Foye
                                         Executive Vice President

                                 Date:

                                                                     Exhibit 10S



                           PURCHASE AND SALE CONTRACT

                                     BETWEEN



                              ASHLEY WOODS L.L.C.,

                  a South Carolina limited liability company






                                    AS SELLER





                                       AND



                            EQUITY INVESTMENTS, INC.,

                             a Nebraska corporation





                                  AS PURCHASER




                            (Ashley Woods Apartments)

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the 16th day of April, 2001 (the "Effective Date") by and between ASHLEY WOODS L.L.C., a South Carolina limited liability company, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and EQUITY INVESTMENTS, INC., a Nebraska corporation, having a principal address at 8313 Spring Plaza, Omaha, Nebraska 68124 ("Purchaser").

      NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      R-1. Seller holds legal title to the real estate located in Hamilton County, Ohio, as more particularly described in Exhibit A attached hereto and made a part hereof. Improvements have been constructed on the property described in this Recital.

      R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by limited warranty deed to Purchaser.

      R-3. Purchaser has agreed to pay to Seller the Purchase Price (as hereinafter defined) for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

      R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of the Property, as Purchaser deems necessary and desirable.

                                   ARTICLE 1
                                  DEFINED TERMS

1.1 Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this ARTICLE 1 below.

1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Ohio.

1.1.2  "Closing"  means  the
consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract (as it may be extended as provided herein), and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.

1.1.4 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.4, if any, attached hereto.

1.1.5 Intentionally Omitted.

1.1.6 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller but specifically excluding any Buyer's Access computers, if any), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property, including, without limitation, the tangible personal property identified on Exhibit 1.1.6 attached hereto. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit 1.1.7.

1.1.7 "Improvements"
means all buildings and improvements, located on the Land taken "as is".

1.1.8 "Land" means all of those certain tracts of land located in the State of Ohio described on Exhibit A attached hereto, and all rights, privileges and appurtenances pertaining thereto.

1.1.9 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the applicable Property.

1.1.10
"Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits, or (viii) insurance or other prepaid items or (ix) Seller's proprietary books and records, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession or control (provided Seller shall only be required to use reasonable efforts to obtain items that are in Seller's control but not in Seller's possession): site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Ashley Woods Apartments".

1.1.11 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.

1.1.12 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

1.1.13 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller in and to Property Contracts and Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

1.1.14 "Property Contracts" means all purchase orders, maintenance, service, laundry or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 30 days' or shorter Notice, except Leases.

1.1.15 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

1.1.16 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.

1.1.17      "Survey" shall have the meaning ascribed thereto in Section 6.7.

1.1.18 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.19 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

1.1.20      "Title Insurer" shall have the meaning set forth in Section 3.1.1.

                                   ARTICLE 2
                          PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                   ARTICLE 3
                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Twelve Million Fifteen Thousand and No/100 Dollars ($12,015,000.00), which shall be paid by Purchaser, as follows:

3.1.1 One (1) Business Day after Purchaser has received from Seller a duplicate original of this Purchase Contract showing Seller's acceptance hereof, Purchaser shall deliver to Stewart Title Guaranty Company whose address is 1980 Post Oak Boulevard, Suite 610, Houston, Texas 77056, Attention: Wendy Howell, Phone:
(800)  729-1906,  Facsimile:  (713)  552-1703  ("Escrow  Agent"  or  the  "Title
Insurer") a deposit in the sum of One Hundred Twenty Thousand One Hundred Fifty and no/100 Dollars ($120,150.00), in cash, (such sum being hereinafter referred to and held as the "Initial Deposit"). Purchaser shall also deliver a quitclaim deed to the Escrow Agent in the form attached as Exhibit 3.1.1. Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B.

3.1.2 At or before 5:00 p.m. Central time on the second Business Day after the date of the expiration of the Feasibility Period (as hereinafter defined), provided Purchaser has not terminated this Purchase Contract pursuant to Section
5.2 below, Purchaser shall deliver to Escrow Agent an additional deposit in the sum on One Hundred Twenty Thousand One Hundred Fifty and No/100 Dollars
($120,150.00), in cash (such sum being hereinafter referred to as the "Additional Deposit").

3.1.3 As used herein, the term "Deposit" shall mean collectively, the Initial Deposit and the Additional Deposit (to the extent paid). The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as directed by Purchaser should Purchaser in its sole discretion determine to issue such investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

3.1.4 As a portion of the Purchase Price, Purchaser shall assume the Existing Loan (as defined in Section 4.1 herein). It shall be a condition precedent to the obligation of Seller and Purchaser to close the purchase and sale of the Property that Purchaser shall obtain all required approvals to the assumption of the Existing Loan within the period stated in Section 4.1 herein.

3.1.5 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein), monies held as the Deposit shall be applied to the Purchase Price on the Closing Date. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.

3.1.6 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Seller shall be entitled to the remedies set forth in ARTICLE 12 below.

                                   ARTICLE 4
                                    FINANCING

4.1 Purchaser shall have a period of sixty (60) calendar days (the "Financing Contingency Period"), commencing on the Effective Date, to obtain approval from Lender (defined below) to assume that certain loan on the Property in the original principal amount of $8,000,000.00 (the "Existing Loan") made by Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a Division of Lehman Brothers
Holdings Inc., a Delaware corporation ("Lender"). Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the remaining funds required for settlement (that portion of the Purchase Price to be paid in cash to Seller in excess of the outstanding principal balance of the Existing Loan as of the Closing), and Purchaser's acquisition of such funds shall not be a contingency to the Closing. Purchaser agrees to deliver its application for loan assumption approval, together with any required application and/or third party fees, to Lender no later than fifteen (15) days after the Effective Date, and to concurrently deliver to Seller evidence of such timely submittal. Purchaser agrees to pay all assumption fees required by Lender for Purchaser's assumption of the Existing Loan, and Seller agrees that Seller's rights in and to all existing reserves held by Lender in connection with the Loan shall be transferred to Purchaser upon the Closing; provided, however, that Seller shall receive a credit for such reserves at Closing. It shall be a condition to Purchaser's assumption of the Existing Loan and the Closing that upon the Closing, Seller shall be released from all liability under the Existing Loan from and after the Closing. Seller shall indemnify Purchaser for any and all claims by Lender with respect to the Existing Loan for events arising prior to the Closing and Purchaser shall indemnify Seller for any and all claims by Lender with respect to the Existing Loan for events arising from and after the Closing. Seller shall request from Lender a letter stating that, as of the Closing, Seller is not in default and no events have occurred which would give rise to an event of default under the Existing Loan, but the receipt of such letter from Lender shall not be a condition to Closing.

                                   ARTICLE 5
                               FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3 below, for thirty (30) calendar days following Purchaser's receipt of the Materials (as hereinafter defined), but in no event later than May 16, 2001 (the "Feasibility Period"), Purchaser, and its agents, contractors, prospective lenders, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property that Purchaser, in its reasonable discretion deems advisable (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

5.1.3 To  ascertain  and  confirm  the
suitability of the Property for Purchaser's intended use of the Property.

5.1.4 To review all Miscellaneous Property Assets and Materials other than Seller's proprietary information, including, Materials held by the Property Manager and the Regional Property Manager (as defined in Section 8.1.4 of this Purchase Contract).

5.2 Purchaser shall have the right to terminate this Purchase Contract for any reason, or no reason, by giving written Notice to Seller and Escrow Agent on or before 5:00 p.m. Central time on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, and then promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in ARTICLE 4, this ARTICLE 5, Section 6.2, and in
ARTICLE 9, and except as expressly set forth in ARTICLE 13 and 15. Purchaser shall also have the right to terminate this Purchase Contract on or before 5:00 p.m. Central time on the date of expiration of the Financing Contingency Period if Purchaser is unable to satisfy the conditions described in ARTICLE 4 concerning the assumption of the Existing Loan. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, and then promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Financing Contingency Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5, Section 6.2, and in ARTICLE 9, and except as expressly set forth in ARTICLE 13 and 15.

5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property (i.e.,. at least 48 hours notice to access an occupied unit and 24 hours notice for all other purposes), shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

5.5 Seller shall deliver to Purchaser within ten (10) calendar days from the Effective Date copies of all Leases, Permits, all documents relating to the Existing Loan, contracts, engineering studies, surveys, permits, a current rent roll (on Seller's standard form), real estate tax statements for the last two calendar years, financial and operating statements for the last two calendar years, environmental site assessments, warranties, prior title policies, Property Contracts, Miscellaneous Property Assets and other materials (the "Materials") in Seller's possession or control relating to the Property (other than proprietary information of Seller). If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                   ARTICLE 6
                                      TITLE

6.1 Within ten (10) calendar days from the Effective Date, at its sole cost and expense, Seller shall promptly obtain from the Title Insurer a preliminary title report or commitment (the "Title Commitment") to issue an Owner's Policy of Title Insurance (the "Title Policy") insuring Purchaser's title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions (described below) and other liens and encumbrances not constituting objections to title in accordance herewith. A copy of the Title Commitment and the documents of record reflected therein and Seller's existing survey, if available, shall be furnished to the Purchaser and attorney for Seller. On or before the expiration of the Feasibility Period, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title to which Purchaser objects (the "Objections") separately specifying and setting forth each of such Objections. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Purchaser gives Seller an Objection Notice within the period set forth above, then all matters disclosed on the Title Commitment which are not objected to in such Objection Notice shall be deemed to be Permitted Exceptions. If Purchaser fails to give Seller an Objection Notice within the period set forth above, then all matters disclosed on the Title Commitment shall be deemed to be Permitted Exceptions.

6.2 If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure the Objection on or before the Closing Date, Purchaser may, as its exclusive remedy, elect by written notice given to Seller within five (5) days after the Response Notice is given, either (a) to accept, such title as Seller is able to convey without any reduction or abatement of the Purchase Price, in which event those Objections contained in the Response Notice that Seller is unable or unwilling to cure shall also be deemed Permitted
Exceptions, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) day period, Purchaser shall be deemed to have waived said objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract in which event those Objections contained in the Response Notice that Seller is unable or unwilling to cure shall also be deemed Permitted Exceptions.

6.3 The existence of liens or encumbrances other than the Permitted Exceptions shall be deemed to be Permitted Exceptions if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter out of the Property. Unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and any other matter which Seller is obligated to pay and discharge at the Closing shall not be deemed objections to title, but the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters at Closing.

6.4 Intentionally Deleted.

6.5   Intentionally Deleted.

6.6 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date (other than Leases and Property Contracts in the ordinary course of business); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the date of this Purchase Contract and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing, provided that Seller shall not be required to expend more than $200,000.00 in connection with such satisfaction or discharge. If the amount required to satisfy or discharge such lien or encumbrance exceeds $200,000.00, Purchaser shall have the option of either (a) paying the excess amount over $200,000.00 required to satisfy or discharge such lien, and proceeding to the Closing, or (b) terminating this Purchase Contract, in which case, the Deposit shall be returned and refunded to Purchaser and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3 of this Purchase Contract. Seller shall have no option to terminate this Purchase Contract if Purchaser has elected to pay the amount in excess of $200,000.00 to satisfy or discharge such lien or encumbrance.

6.7 It
is understood by the parties that Seller has an existing survey of the Property prepared by Burgess & Niple, Limited and dated February 5, 2001 ("Survey"). Purchaser agrees to reimburse Seller for the cost of said Survey (not to exceed $2,500.00) and to cause such existing survey to be updated or completed (as applicable), at Purchaser's sole cost and expense, which updated or completed survey shall constitute the Survey. The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA, ACSM and NSPS in 1999 and shall include items 1 through 4, 6, 7(a), (b)(1), and (c), and 8 through 10, 11(b), 14 through 16 of Table A thereof; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets; (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the limited warranty deed or equivalent deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the limited warranty deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property ("Environmental Report").

6.7.1 Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in Section 6.1 above.

                                   ARTICLE 7
                                     CLOSING

7.1 Dates,  Places Of Closing,  Prorations,  Delinquent  Rent and Closing Costs.

7.1.1 The Closing shall occur on the date which is ninety (90) days after the Effective Date (the "Closing Date"); provided, however, Purchaser shall have the right to close earlier than the scheduled Closing Date once Lender has approved Purchaser's assumption of the Existing Loan upon giving at least five (5) Business Days written notice to Seller. The Closing shall occur through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present (but may be) at the Closing and may deliver documents by overnight air courier or other means.

7.1.2 The Closing Date may be extended
without penalty at the option of Seller to a date not later than seven (7) days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

7.1.3 All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to and including the Closing Date (and credited for any amounts paid by Seller attributable to the period after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant Leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the Property Contracts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. It is understood by the parties that the real estate taxes for the Property are paid in arrears and that the real estate tax bill for the year 2001 will not be delivered until after the Closing. It is further understood by the parties that Seller will be charged (i) all of the real estate taxes pertaining to the year 2000, and (ii) the portion of the real estate taxes pertaining to the year 2001 through the Closing Date. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. For purposes of this Section 7.1.3 and Section 7.1.5, the terms "Rent" and "Rents" shall include, without limitation, all rents or other charges or reimbursements of any nature which are payable by Tenants. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date.

7.1.4 If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant Lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after Closing shall promptly be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all reasonable steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without  limitation,  the  delivery  to  Seller,  within  seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of Tenant checks used in payment of such Rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant Lease with an existing Tenant or evict any existing Tenant from the Property.

7.1.6 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and documents releasing Seller's deeds of trust or mortgages, and Purchaser shall pay the cost of all other recording costs with respect to the Closing. Seller shall pay the cost of obtaining the Title Policy (an ALTA Owner's Policy of Title Insurance, 10-17-92 form), and standard endorsements thereto, provided the Survey is provided pursuant to Section 6.7 herein and certified to the Title Insurer, Purchaser and Seller. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees.

7.2 Items To Be Delivered Prior To Or At Closing.

7.2.1 Seller. At Closing, Seller shall deliver to the Escrow Agent for disbursement to Purchaser upon Closing, each of the following items, which have been fully executed and/or as required, acknowledged by Seller:

7.2.1.1 Limited
Warranty Deed (the "Deed") in the form attached as Exhibit 7.2.1.1 and, if applicable a quitclaim deed as set forth in Section 6.7 hereof, to Purchaser. The acceptance of such Deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

7.2.1.2 A Bill of Sale in the form attached as Exhibit 7.2.1.2 covering all Property Contracts, Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.

7.2.1.3 An Assignment (to the extent assignable and in force and effect) in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

7.2.1.4     A closing statement executed by Seller.

7.2.1.5 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Purchase Contract (other than matters constituting any Permitted Exceptions to be issued pursuant to the Title Commitment.

7.2.1.6 A certification of Seller's
non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

7.2.1.7 Except for the items expressly listed herein to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

7.2.1.8 Intentionally Omitted.

7.2.1.9 A list certified by Seller, disclosing any current litigation affecting the Property, and, to the best of Seller's knowledge, any known threatened litigation.

7.2.1.10 Evidence that the management agreement for Seller's manager has been terminated.

7.2.1.11 A rent roll for the Property certified by Seller, listing the monthly base rent payable, lease expiration date and unapplied security deposit as of the Closing Date.

7.2.1.12 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction (copies of which shall be provided to Purchaser for Purchaser's review, but shall not require Purchaser's approval thereof).

7.2.1.13 To the extent in Seller's possession or control, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, Seller's books and records (other than proprietary information) regarding the Property.

7.2.1.14  Notices to tenants
(the "Notice Letters") in the form attached as Exhibit 7.2.1.14.

7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

7.2.2.1 The full  Purchase  Price as
required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Title Insurer shall use any portion of the Purchase Price to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

7.2.2.2     A closing statement executed by Purchaser.

7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 7.2.1.2.
            ---------------
7.2.2.4     A  countersigned   counterpart  of  the  Assignment  in  the  form
attached as Exhibit 7.2.1.3.
            ---------------
7.2.2.5 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                                   ARTICLE 8
                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                             OF SELLER AND PURCHASER

8.1  Representations,  Warranties and Covenants Of Seller.

8.1.1 For the purpose
of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants and covenants to Purchaser the following as of the Effective Date and as of the Closing Date:

8.1.1.1 Seller is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other purchase contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;

8.1.1.2 Seller owns insurable,
fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.2 hereof and Seller shall have no other liability as a result thereof, either before or after Closing);

8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and Tenants under the Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.2 hereof).

8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

8.1.1.5 Purchaser has no duty to
collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended.

8.1.1.6  Seller has not  received  any
written notice of any actions, proceedings, litigation or governmental investigations or condemnation actions against the Property, and, to the best of Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the property;

8.1.1.7  Seller has no knowledge of any claims for labor
performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;

8.1.1.8 Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property;

8.1.1.9
Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property;

8.1.1.10 Seller has not received any written notice of any default by Seller under any of the Property Contracts that will not be terminated on the Closing Date;

8.1.1.11  Seller agrees to maintain its
existing insurance policies covering the Property in full force and effect through the Closing Date, to continue to maintain the Property as Seller has been operating the Property immediately prior to the Effective Date, and to cause any of the units on the Property that are vacant as of three days prior to the Closing Date to be in "make ready" condition on the Closing Date; and

8.1.1.12 To Seller's knowledge, all documents relating to the Property that were delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact.

8.1.2 Except for
the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker (as defined in Section 10.1 herein) or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by Tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or Tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or Tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such Tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section
8.1.3 below.

8.1.3 Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year (the "Survival Period") and during the Survival Period, Purchaser shall be entitled to seek any available remedy for Seller's breach of the warranties and representations, including damages, but not in an amount exceeding $100,000.00. Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any representation or warranty. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had actual knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

8.1.4  Representations  and warranties above made to the
knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Marianne King, of Apartment Investment & Management Company ("AIMCO"), as the on-site property manager (the "Property Manager"), Bill Porter, the Regional Property Manager handling this Property at AIMCO (the "Regional Property Manager"), Harry Alcock, Pat Stucker and Mark Reoch of AIMCO.

8.2  Representations  And Warranties Of Purchaser

8.2.1 For the
purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

8.2.2  With  respect  to  Purchaser  and its
business,  Purchaser  represents  and warrants,  in  particular,  that:

8.2.2.1
Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Nebraska.

8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.

8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of its articles of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and
(iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

8.2.2.5  The
joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

8.2.3 Other than Broker, Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property. 8.2.4 Representations and warranties above made to the knowledge of Purchaser shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Purchaser's "knowledge" shall mean and refer to only actual knowledge of the Designated Representatives of Purchaser (defined below), and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of Purchaser, or any affiliate of Purchaser or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative of Purchaser shall refer to Todd Moffett.

                                   ARTICLE 9
                         CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

9.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date (and Purchaser shall be permitted to perform an inspection of the Property at any time during the seven (7) days immediately prior to the Closing Date to verify same);

9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

9.1.4  Purchaser shall have
obtained, prior to the expiration of the Financing Contingency Period approval from Lender to assume the Existing Loan.

9.1.5 Intentionally  Omitted;

9.1.6 The
actual occupancy level of the Property shall not have decreased by more than fifteen percent (15%) from the actual occupancy level on the Effective Date;

9.1.7 Seller shall have terminated any Property Contracts which are not being assumed by Purchaser as of the Closing Date (and which are capable of being terminated by Seller without penalty or cost to Seller).

9.1.8  Notwithstanding
anything to the contrary, there are no other conditions on Purchaser's obligation to close except as expressly set forth in this Purchase Contract. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option
(a) waive such condition and proceed to Closing and accept title to the Property with an agreed upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (b) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (iii) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit from the Escrow Agent.

9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of the Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

9.2.2 Purchaser shall have
complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder.

9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

9.2.4 If  applicable,
Purchaser shall have produced evidence reasonably satisfactory to Seller of Purchaser's compliance with Hart-Scott-Rodino Act requirements or of the non-applicability thereof to the transactions contemplated by this Purchase Contract.

9.2.5 Seller shall have obtained the approval and consent of its constituent partners to consummate the sale of the Property. If said approvals are not obtained within ninety (90) days after the Effective Date, this Agreement shall automatically terminate, in which case (i) Escrow Agent shall return the Deposit to Buyer, (ii) Seller shall reimburse Purchaser for Purchaser's actual out-of-pocket expenses incurred in connection with Purchaser's due diligence investigations of the Property provided that such reimbursement shall not exceed $30,000.00, (iii) Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, (iv) the parties shall share equally the cancellation charges of Escrow Agent and the Title Insurer, if any, and (v) neither party shall thereafter have any rights or obligations to the other hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement.

                                   ARTICLE 10
                                    BROKERAGE

10.1 Seller represents and warrants to Purchaser that it has dealt only with CB Richard Ellis ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

10.2  Seller  agrees  to pay  Broker  a
commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

                                   ARTICLE 11
                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12
                              DEFAULTS AND REMEDIES

12.1 In the event Purchaser terminates this Purchase Contract following the Feasibility Period for any reason other than Seller's default hereunder on or prior to the Closing Date and consummation of the Closing does not occur by reason of such default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to either
(a) terminate this Purchase Contract and receive reimbursement of the Deposit or
(b) enforce specific performance of this Purchase Contract. In the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $250,000.00 in addition to receiving reimbursement of the Deposit.

                                   ARTICLE 13
                            RISK OF LOSS OR CASUALTY

13.1 In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000.00, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

13.2 In the
event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000.00, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

                                   ARTICLE 14
                                  RATIFICATION

14.1 This Purchase Contract shall be null and void unless executed by Purchaser and Seller on or before April 16, 2001.

                                   ARTICLE 15
                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1  Exhibits And Schedules

            All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.

16.2  Assignability

            Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchase Contract to one or more entities so long as (i) Purchaser or its affiliate remains a part of the purchasing entity(ies), (ii) Purchaser is not released from its liability hereunder, and (iii) Seller receives prompt Notice of such assignment.

16.3  Binding Effect

            This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

16.4  Captions

            The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

16.5  Number And Gender Of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6  Notices

            All notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing, or (iv) if sent by electronic mail (e-mail), on the actual date of receipt of delivery if such date is a Business Day (or on the next Business Day after such delivery), or (v) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail, addressed as follows:

            If to Seller:                     If to Purchaser:

            ASHLEY WOODS L.L.C.               EQUITY INVESTMENTS, INC.
            2000 South Colorado Boulevard     8313 Spring Plaza
            Tower Two, Suite 2-1000           Omaha, Nebraska  68124
            Denver, Colorado 80222            Attn:  Mr. John E. Haley
            Attn:  Mr. Harry Alcock           Facsimile No. (402) 392-1213
            Facsimile No. (303) 692-0786      E-mail:  Jackhaley@aol.com
            E-mail:  halcock@aimco.com


                  And                               With a copy to

            ASHLEY WOODS L.L.C..              EQUITY INVESTMENTS, INC.
            2000 South Colorado Boulevard     1104 South 76th Avenue
            Tower Two, Suite 2-1000           Omaha, Nebraska  68124
            Denver, Colorado 80222            Attn:  Carl Troia, Esq.
            Attn:  Mr. Pat Stucker and        Facsimile:  (402) 392-1213
                      Mr. Mark Reoch          E-mail:  Carltroia@aol.com
            Facsimile No. (303) 692-0786
            E-mail:  pstucker@aimco.com
            E-mail:  mreoch@aimco.com

                  With a copy to

            Loeb & Loeb, LLP
            1000 Wilshire Boulevard, Suite
            1600
            Los Angeles, California 90017
            Attn:  Andrew S. Clare, Esq. and
                      Karen N. Higgins, Esq.
            Facsimile No. (213) 688-3460
            E-mail:  aclare@loeb.com
            E-mail:  khiggins@loeb.com

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7  Governing Law And Venue

            The laws of the State of Ohio shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8 Entirety And Amendments

            This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

16.9  Severability

            If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10 Multiple Counterparts

            This  Purchase  Contract  may be executed  in a number of  identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.

16.11 Further Acts

In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

16.12 Construction

            No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

16.13 Confidentiality

            Unless the Closing occurs, Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, including such disclosure required by the Securities Act of 1933 and the Exchange Act of 1934, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

16.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

16.15 Cumulative Remedies And Waiver

            No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

16.16 Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18 Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code
Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

            At Purchaser's sole cost and expense, Purchaser may structure the purchase of the Property from Seller as a Like Kind Exchange under Internal Revenue Code Section 1031. Seller shall cooperate fully and promptly with Purchaser's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with Purchaser's Like Kind Exchange shall be borne solely by Purchaser, and Seller shall not be required to take title to or contract for the purchase of any other property. If Purchaser uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Purchaser shall not relieve, release or absolve Purchaser of its obligations to Seller. In no event shall the Closing Date by delayed by the Like Kind Exchange. Purchaser shall indemnify and hold harmless Seller from and against any and all liability arising out of the Like Kind Exchange.

16.19 No Personal Liability of Members, Managers, Officers, Trustees or Directors of Seller

16.19.1  Purchaser  acknowledges  that this  Agreement  is
entered into by Seller which is a South Carolina limited liability company, and Purchaser agrees that no individual member, manager, officer, trustee, director or representative of Seller shall have any personal liability under this
Agreement or any document executed in connection with the transactions contemplated by this Agreement.

16.19.2 Seller acknowledges that this Agreement is entered into by Purchaser which is a Nebraska corporation, and that Purchaser will assign this Agreement to an affiliated Nebraska limited partnership and Seller agrees that no partner, member, manager, officer, trustee, director or representative of Purchaser or its aforementioned assignee shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

16.20 No Exclusive Negotiations

            Seller shall have the right, at all times prior to the expiration of the Financing Contingency Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.

                                   ARTICLE 17
                           LEAD BASED PAINT DISCLOSURE

            Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint disclosure attached as Exhibit 17.1 hereto.

                 [Remainder of Page Intentionally Left Blank]

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.



                                     Seller:

                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------




                                   Purchaser:

                                    EQUITY INVESTMENTS, INC.,
                                    a Nebraska corporation

                                    By:
                                          -----------------------------------
                                          Name: _____________________________
                                          Title:_____________________________

                                ACKNOWLEDGEMENTS


STATE OF__________            )
                              )
COUNTY OF ________________    )


On ___________________,  2001, before me, _____________________________________, a Notary Public, personally appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                    -----------------------------------
                                    Notary Public






STATE OF__________            )
                              )
COUNTY OF ________________    )


On           _____________________,           2001,          before          me,
_____________________________________,     a    Notary    Public,     personally
appeared____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



                                    -----------------------------------
                                    Notary Public

                                    EXHIBIT A

                       LEGAL DESCRIPTION FOR ASHLEY WOODS

                              Hamilton County, Ohio

PARCEL I:

Situated in the Townships of Colerain and Springfield, County of Hamilton, and State of Ohio, bounded and described as follows:

Situated in Section 5, Town 2, Entire Range 1, Colerain Township and Section 35, Town 3, Entire Range 1, Springfield Township and Beginning at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5; thence South 2(degree) 31' East, 252.54 feet; thence North 87(degree) 29' East, 199.82 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears South 81(degree) 53' East, a chord distance of 47.97 feet; thence South 71(degree) 15' East, 88.47 feet; thence along a curve to the left having a radius of 25.00 feet, a chord that bears North 45(degree) 30' East, a chord distance of 44.65 feet to a point in the westerly right of way line of Hamilton Avenue; thence South 17(degree) 45' East, along said westerly line, 121.52 feet; thence leaving said westerly line along a curve to the left having a radius of
25.00 feet, a chord that bears North  55(degree)  08' West, a chord  distance of
30.36 feet; thence South 87(degree) 29' West, 4.86 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears North 81(degree) 53' West, a chord distance of 47.97 feet; thence North 71(degree) 15' West,
100.00 feet; thence along a curve to the left having a radius of 70.00 feet, a chord that bears North 81(degree) 53' West, a chord distance of 25.83 feet; thence South 87(degree) 29' West, 177.67 feet; thence North 84(degree) 43' 34" West, 103.28 feet; thence along a curve to the left having a radius of 69.00 feet, a chord that bears South 67(degree) 49' 41" West, a chord distance of
46.42 feet; thence along a curve to the right having a radius of 101.00 feet, a chord that bears South 67(degree) 49' 41" West, a chord distance of 67.94 feet; thence South 87(degree) 29' West, 30.64 feet; thence along a curve to the left having a radius of 15.00 feet, a chord that bears South 48(degree) 58' 46" West, a chord distance of 18.68 feet; thence along a curve to the right having a radius of 116.00 feet, a chord that bears South 50(degree) 06' 16" West, a chord distance of 147.97 feet; thence South 89(degree) 44' West, 309.66 feet; thence South 81(degree) 44' West, 366.37 feet; thence South 8(degree) 16' East 116.05 feet; thence South 86(degree) 32' West, 85.00 feet; thence North 50(degree) 28' West, 27.00 feet; thence North 87(degree) 28' West, 187.00 feet; thence North 0(degree) 20' 43" East 62.00 feet; thence North 89(degree) 39' 17" West, 80.68 feet to a point in the westerly line of said 21.889 acre tract; thence North 0(degree) 20' 43" East, along said westerly line, 486.08 feet to a point in the northerly line of the aforesaid Section 5; thence North 87(degree) 44' East, along said northerly line, 1355.22 feet to the point of beginning, containing
14.571 acres of land, more or less.

510-31-781 and 590-392-511

PARCEL II:

Situated in the Township of Colerain, County of Hamilton, and State of Ohio, bounded and described as follows:

Situated in Section 5, Town 2, Entire Range 1, and more particularly described as follows:

Commencing at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5; thence South 2(degree) 31' East 252.54 feet; thence South 22(degree) 46' 48" East, 63.96 feet to the point of beginning being the northeasterly corner of Phase II; thence continuing South 22(degree) 46' 48" East, 212.77 feet to a point being the southeasterly corner of said 21.889 acre tract; thence along the southerly line of said tract South 76(degree) 32' West, 1519.03 feet; thence along the westerly line of said tract North 0(degree) 20' 43" East, 321.53 feet; thence South 89(degree) 39' 17" East, 80.68 feet; thence South 0(degree) 20' 43" West, 62.00 feet; thence South 87(degree) 28' 00" East,
187.00 feet; thence South 50(degree) 28' 00" East, 27.00 feet; thence North 86(degree) 32' 00" East, 85.00 feet; thence North 8(degree) 16' 00" West, 116.05 feet; thence North 81(degree) 44' 00" East, 366.37 feet; thence North 89(degree) 44' 00" East, 309.66 feet; thence along a curve to the left having a radius of
116.00 feet, a chord that bears North 50(degree) 06' 16" East a chord distance of 147.97 feet; thence along a curve to the right having a radius of 15.00 feet, a chord that bears North 48(degree) 58' 46" East, a chord distance of 18.68 feet; thence North 87(degree) 29' 00" East, 30.64 feet; thence along a curve to the left having a radius of 101.00 feet, a chord that bears North 67(degree) 49' 41" East, a chord distance of 67.94 feet; thence along a curve to the right having a radius of 69.00 feet, a chord that bears North 67(degree) 49' 41" East, a chord distance of 46.42 feet; thence South 84(degree) 43' 34" East, 103.28 feet to the point of beginning, containing 7.318 acres of land, more or less.

510-31-2

PARCEL III:

Beginning at a point in the North line of Mt. Healthy Heights Second Subdivision, where the same is intersected by the centerline of Gloria Street, as recorded in Plat Book 28, Pages 72 and 73 of the Hamilton County Recorder's Records; thence from said beginning point, South 87(degree) 54' West, along the North line of Mt. Healthy Heights Second Subdivision, 276.50 feet to the Grantor's West Property Line; thence North 0(degree) 33' East, along the
Grantor's West Line, 300 feet to the North West Corner of the Grantor's Property; thence North 76(degree) 32' East, along the Grantor's North Line,
267.25 feet; thence South 2(degree) 12' East, along the center line of Gloria Street, produced northwardly, 352.36 feet to the place of beginning. Containing
2.01 acres, more or less.

510-31-773

B. Together with a non-exclusive easement for ingress and egress and vehicular traffic of Grantor, its tenants and invitees over a strip of land 36.00 feet in width, the center line of which is more particularly described as follows: Lying and being in Section 5, Town 2, Entire Range 1, Colerain Township, Hamilton County, Ohio, and in Section 35, Town 3, Entire Range 1, Springfield Township, Hamilton County, Ohio and beginning at a point in the center line of Hamilton Avenue at the intersection of the center line of Seven Hills Drive as extended; thence South 87(degree) 29' 00" West 50.00 feet to a point; thence on a curve deflecting to the right, having a radius of 100 feet a distance of 37.12 feet as measured on the arc, the chord of which bears North 81(degree) 53' 00" West,
36.90 feet; thence North 71(degree) 15' 00" West 100. 00 feet to a point; thence along a curve deflecting to the left having a radius of 100.00 feet a distance on arc of 37.12, the chord of which bears North 81(degree) 43' 00" West 36.90 feet; thence South 87(degree) 29' 00" West 232.98 feet to a point hereinafter called Point "A"; thence South 87(degree) 29' 00" West, 8.34 feet to a point; thence continuing over a strip of land only 22 feet in width the center line of which measures South 87(degree) 29' 00" West 38.68 feet; thence on a curve deflecting to the left, having a radius of 85 feet a distance on arc of 58.32 feet, the chord of which bears South 67(degree) 49' 11" West 57.18 feet; thence on a reverse curve deflecting to the right, having a radius of 85 feet, a distance of 58.32 feet, the chord of which bears South 67(degree) 49' 11" West
57.18 feet; thence South 87(degree) 29' 00" West; 54.00 feet to a point; thence on a curve deflecting to the right having a radius of 100.00 feet a distance on arc of 157.08 feet the chord of which measures South 43(degree) 36' 30" West
144.17 feet to a point hereinafter called Point "B"; thence South 89(degree) 44' 00" West 144.02 feet to a point hereinafter called Point "C"; thence continuing South 89(degree) 44' 00" West 145.77 feet to a point; thence on a curve deflecting to the left having a radius of 300.00 feet, a distance on arc of
41.89 feet, the chord of which bears South 85(degree) 44' 00" West 41.85 feet; thence South 81(degree) 44' 00" West 384.02 feet to a point; thence South 8(degree) 16' 00" East to the North line of the land hereinabove described; together with three easements each 22 feet in width the center lines of which are as follows: from Point "A" as defined hereinabove South 22(degree) 46' 48" East to the North line of the land hereinabove described; from a point which lies North 67(degree) 29' 12" East 75.72 feet from Point "B" as hereinabove described; South 13(degree) 28' 00" East to the North line of the land hereinabove described; and from Point "C" as defined hereinabove South 13(degree) 28' 00" East to the North line of the land hereinabove described as Parcel II.

A. Together with a permanent easement for ingress and egress from Hamilton Avenue as described in Deed Book 4367, Page 1208 and more particularly described as follows:

Commencing at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5, also being the northwesterly corner of Section 35, Springfield Township; thence South 2(degree) 31' East, 252.54 feet to the true point of beginning; thence North 87(degree) 29' 00" East, 199.82 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears South 81(degree) 53' 00" East, a chord distance of 47.97 feet; thence South 71(degree) 15' 00" East, 88.47 feet, thence along a curve to the left having a radius of 25.00 feet, a chord that bears North 45(degree) 30' 00" East, a chord distance of 44.65 feet to a point in the westerly right-of-way line of Hamilton Avenue; thence South 17(degree) 45' 00" East, along said westerly line, 121.52 feet; thence leaving said westerly line along a curve to the left having a radius of 25.00 feet, a chord that bears North 55(degree) 08' 00" West, a chord distance of 30.36 feet; thence South 87(degree) 29' 00" West, 4.86 feet; thence along a curve to the right, having a radius of 130.00 feet, a chord that bears North 81(degree) 53' 00" West a chord distance of 47.97 feet; thence North 71(degree) 15' 00" West, 100.00 feet; thence along a curve to the left having a radius of 70.00 feet, a chord that bears North 81(degree) 53' 00" West, a chord distance of 25.83 feet; thence South 87(degree) 29' 00" West, 177.67 feet; thence North 22(degree) 46' 48" West, 63.96 feet to the point of beginning containing 0.533 acres of land, more or less.

                                  EXHIBIT 1.1.4

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any

                                  EXHIBIT 1.1.6

                            LIST OF PERSONAL PROPERTY

                                 [See Attached]

                                  EXHIBIT 1.1.7

               LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT


1.    Any Buyer's Access computer hardware and software.

2.    AIMCO Benchmark Series Books.

3.    Connect:  Remote Horizon Software.

                                  EXHIBIT 3.1.1

                             FORM OF QUITCLAIM DEED

                                 QUIT-CLAIM DEED

      EQUITY INVESTMENTS, INC. a Nebraska corporation ("Grantor") for valuable consideration paid, quitclaims to ASHLEY WOODS L.L.C., a South Carolina limited liability company ("Grantee") whose tax mailing address is 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222, all rights, title and interest of grantor, if any, in and to the following REAL PROPERTY: Situated in the County of Hamilton in the State of Ohio and in the City of Cincinnati:

      The real property as more particularly described in Exhibit "A" attached hereto and incorporated herein by reference.

      Parcel No(s). 510-31-002, 510-31-781, 510-31-773, 590-392-511.

      Prior Instrument Reference: Volume 3633, Page 959 of the Deed Records of Hamilton County, Ohio.

      Witness the hand effective this ____ day of _________, 2001, of a duly authorized officer of Grantor.

                                          EQUITY INVESTMENTS, INC.,
                                         a Nebraska corporation


Signed and acknowledged in the presence By:
of:                                            Name: ______________________
                                               Its:  ______________________




Witness
Print name:



Witness
Print name:

      STATE OF _______________     :
                                   : SS
      COUNTY OF _____________      :



BE IT REMEMBERED, That on this ____ day of __________, 2001, before me, the subscriber, a notary public in and for said county, personally came________________________, President of EQUITY INVESTMENTS, INC., a Nebraska corporation, the Grantor in the foregoing Deed, and acknowledged that he did execute the foregoing instrument and that the same is his free act and deed and the free act and deed of said Grantor.

      IN TESTIMONY THEREOF, I have hereunto subscribed my name and affixed my seal on this day and year aforesaid.




                                          Notary Public





This instrument was prepared by:    Thomas R. Brownlee,  Jr., Esq.,  Bricker &
                              Eckler LLP, 100 South Third Street, Columbus, Ohio 43215

                                    EXHIBIT A

                       LEGAL DESCRIPTION FOR ASHLEY WOODS

                              Hamilton County, Ohio

PARCEL I:

Situated in the Townships of Colerain and Springfield, County of Hamilton, and State of Ohio, bounded and described as follows:

Situated in Section 5, Town 2, Entire Range 1, Colerain Township and Section 35, Town 3, Entire Range 1, Springfield Township and Beginning at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5; thence South 2(degree) 31' East, 252.54 feet; thence North 87(degree) 29' East, 199.82 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears South 81(degree) 53' East, a chord distance of 47.97 feet; thence South 71(degree) 15' East, 88.47 feet; thence along a curve to the left having a radius of 25.00 feet, a chord that bears North 45(degree) 30' East, a chord distance of 44.65 feet to a point in the westerly right of way line of Hamilton Avenue; thence South 17(degree) 45' East, along said westerly line, 121.52 feet; thence leaving said westerly line along a curve to the left having a radius of
25.00 feet, a chord that bears North  55(degree)  08' West, a chord  distance of
30.36 feet; thence South 87(degree) 29' West, 4.86 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears North 81(degree) 53' West, a chord distance of 47.97 feet; thence North 71(degree) 15' West,
100.00 feet; thence along a curve to the left having a radius of 70.00 feet, a chord that bears North 81(degree) 53' West, a chord distance of 25.83 feet; thence South 87(degree) 29' West, 177.67 feet; thence North 84(degree) 43' 34" West, 103.28 feet; thence along a curve to the left having a radius of 69.00 feet, a chord that bears South 67(degree) 49' 41" West, a chord distance of
46.42 feet; thence along a curve to the right having a radius of 101.00 feet, a chord that bears South 67(degree) 49' 41" West, a chord distance of 67.94 feet; thence South 87(degree) 29' West, 30.64 feet; thence along a curve to the left having a radius of 15.00 feet, a chord that bears South 48(degree) 58' 46" West, a chord distance of 18.68 feet; thence along a curve to the right having a radius of 116.00 feet, a chord that bears South 50(degree) 06' 16" West, a chord distance of 147.97 feet; thence South 89(degree) 44' West, 309.66 feet; thence South 81(degree) 44' West, 366.37 feet; thence South 8(degree) 16' East 116.05 feet; thence South 86(degree) 32' West, 85.00 feet; thence North 50(degree) 28' West, 27.00 feet; thence North 87(degree) 28' West, 187.00 feet; thence North 0(degree) 20' 43" East 62.00 feet; thence North 89(degree) 39' 17" West, 80.68 feet to a point in the westerly line of said 21.889 acre tract; thence North 0(degree) 20' 43" East, along said westerly line, 486.08 feet to a point in the northerly line of the aforesaid Section 5; thence North 87(degree) 44' East, along said northerly line, 1355.22 feet to the point of beginning, containing
14.571 acres of land, more or less.

510-31-781 and 590-392-511

PARCEL II:

Situated in the Township of Colerain, County of Hamilton, and State of Ohio, bounded and described as follows:

Situated in Section 5, Town 2, Entire Range 1, and more particularly described as follows:

Commencing at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5; thence South 2(degree) 31' East 252.54 feet; thence South 22(degree) 46' 48" East, 63.96 feet to the point of beginning being the northeasterly corner of Phase II; thence continuing South 22(degree) 46' 48" East, 212.77 feet to a point being the southeasterly corner of said 21.889 acre tract; thence along the southerly line of said tract South 76(degree) 32' West, 1519.03 feet; thence along the westerly line of said tract North 0(degree) 20' 43" East, 321.53 feet; thence South 89(degree) 39' 17" East, 80.68 feet; thence South 0(degree) 20' 43" West, 62.00 feet; thence South 87(degree) 28' 00" East,
187.00 feet; thence South 50(degree) 28' 00" East, 27.00 feet; thence North 86(degree) 32' 00" East, 85.00 feet; thence North 8(degree) 16' 00" West, 116.05 feet; thence North 81(degree) 44' 00" East, 366.37 feet; thence North 89(degree) 44' 00" East, 309.66 feet; thence along a curve to the left having a radius of
116.00 feet, a chord that bears North 50(degree) 06' 16" East a chord distance of 147.97 feet; thence along a curve to the right having a radius of 15.00 feet, a chord that bears North 48(degree) 58' 46" East, a chord distance of 18.68 feet; thence North 87(degree) 29' 00" East, 30.64 feet; thence along a curve to the left having a radius of 101.00 feet, a chord that bears North 67(degree) 49' 41" East, a chord distance of 67.94 feet; thence along a curve to the right having a radius of 69.00 feet, a chord that bears North 67(degree) 49' 41" East, a chord distance of 46.42 feet; thence South 84(degree) 43' 34" East, 103.28 feet to the point of beginning, containing 7.318 acres of land, more or less.

510-31-2

PARCEL III:

Beginning at a point in the North line of Mt. Healthy Heights Second Subdivision, where the same is intersected by the centerline of Gloria Street, as recorded in Plat Book 28, Pages 72 and 73 of the Hamilton County Recorder's Records; thence from said beginning point, South 87(degree) 54' West, along the North line of Mt. Healthy Heights Second Subdivision, 276.50 feet to the Grantor's West Property Line; thence North 0(degree) 33' East, along the
Grantor's West Line, 300 feet to the North West Corner of the Grantor's Property; thence North 76(degree) 32' East, along the Grantor's North Line,
267.25 feet; thence South 2(degree) 12' East, along the center line of Gloria Street, produced northwardly, 352.36 feet to the place of beginning. Containing
2.01 acres, more or less.

510-31-773

B. Together with a non-exclusive easement for ingress and egress and vehicular traffic of Grantor, its tenants and invitees over a strip of land 36.00 feet in width, the center line of which is more particularly described as follows: Lying and being in Section 5, Town 2, Entire Range 1, Colerain Township, Hamilton County, Ohio, and in Section 35, Town 3, Entire Range 1, Springfield Township, Hamilton County, Ohio and beginning at a point in the center line of Hamilton Avenue at the intersection of the center line of Seven Hills Drive as extended; thence South 87(degree) 29' 00" West 50.00 feet to a point; thence on a curve deflecting to the right, having a radius of 100 feet a distance of 37.12 feet as measured on the arc, the chord of which bears North 81(degree) 53' 00" West,
36.90 feet; thence North 71(degree) 15' 00" West 100. 00 feet to a point; thence along a curve deflecting to the left having a radius of 100.00 feet a distance on arc of 37.12, the chord of which bears North 81(degree) 43' 00" West 36.90 feet; thence South 87(degree) 29' 00" West 232.98 feet to a point hereinafter called Point "A"; thence South 87(degree) 29' 00" West, 8.34 feet to a point; thence continuing over a strip of land only 22 feet in width the center line of which measures South 87(degree) 29' 00" West 38.68 feet; thence on a curve deflecting to the left, having a radius of 85 feet a distance on arc of 58.32 feet, the chord of which bears South 67(degree) 49' 11" West 57.18 feet; thence on a reverse curve deflecting to the right, having a radius of 85 feet, a distance of 58.32 feet, the chord of which bears South 67(degree) 49' 11" West
57.18 feet; thence South 87(degree) 29' 00" West; 54.00 feet to a point; thence on a curve deflecting to the right having a radius of 100.00 feet a distance on arc of 157.08 feet the chord of which measures South 43(degree) 36' 30" West
144.17 feet to a point hereinafter called Point "B"; thence South 89(degree) 44' 00" West 144.02 feet to a point hereinafter called Point "C"; thence continuing South 89(degree) 44' 00" West 145.77 feet to a point; thence on a curve deflecting to the left having a radius of 300.00 feet, a distance on arc of
41.89 feet, the chord of which bears South 85(degree) 44' 00" West 41.85 feet; thence South 81(degree) 44' 00" West 384.02 feet to a point; thence South 8(degree) 16' 00" East to the North line of the land hereinabove described; together with three easements each 22 feet in width the center lines of which are as follows: from Point "A" as defined hereinabove South 22(degree) 46' 48" East to the North line of the land hereinabove described; from a point which lies North 67(degree) 29' 12" East 75.72 feet from Point "B" as hereinabove described; South 13(degree) 28' 00" East to the North line of the land hereinabove described; and from Point "C" as defined hereinabove South 13(degree) 28' 00" East to the North line of the land hereinabove described as Parcel II.

A. Together with a permanent easement for ingress and egress from Hamilton Avenue as described in Deed Book 4367, Page 1208 and more particularly described as follows:

Commencing at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5, also being the northwesterly corner of Section 35, Springfield Township; thence South 2(degree) 31' East, 252.54 feet to the true point of beginning; thence North 87(degree) 29' 00" East, 199.82 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears South 81(degree) 53' 00" East, a chord distance of 47.97 feet; thence South 71(degree) 15' 00" East, 88.47 feet, thence along a curve to the left having a radius of 25.00 feet, a chord that bears North 45(degree) 30' 00" East, a chord distance of 44.65 feet to a point in the westerly right-of-way line of Hamilton Avenue; thence South 17(degree) 45' 00" East, along said westerly line, 121.52 feet; thence leaving said westerly line along a curve to the left having a radius of 25.00 feet, a chord that bears North 55(degree) 08' 00" West, a chord distance of 30.36 feet; thence South 87(degree) 29' 00" West, 4.86 feet; thence along a curve to the right, having a radius of 130.00 feet, a chord that bears North 81(degree) 53' 00" West a chord distance of 47.97 feet; thence North 71(degree) 15' 00" West, 100.00 feet; thence along a curve to the left having a radius of 70.00 feet, a chord that bears North 81(degree) 53' 00" West, a chord distance of 25.83 feet; thence South 87(degree) 29' 00" West, 177.67 feet; thence North 22(degree) 46' 48" West, 63.96 feet to the point of beginning containing 0.533 acres of land, more or less.

                                 EXHIBIT 7.2.1.1

                          FORM OF LIMITED WARRANTY DEED

      ASHLEY WOODS L.L.C., a South Carolina limited liability company ("Grantor") for valuable consideration paid, grants, with limited warranty covenants, to EQUITY INVESTMENTS, INC., a Nebraska corporation ("Grantee") whose tax mailing address is 8313 Spring Plaza, Omaha, Nebraska 68124, the following REAL PROPERTY: Situated in the County of Hamilton, in the State of Ohio and in the City of Cincinnati:

      The real property as more particularly described in Exhibit "A" attached hereto and incorporated herein by reference.

      Parcel No(s). 510-31-002, 510-31-781, 510-31-773, 590-392-511.

And the Grantor, for itself, and its successors, does covenant, promise and agree, to and with Grantee, its successors and assigns, that it has not done or suffered to be done, anything whereby the said real property hereby granted are, or may be, in any manner encumbered or charged, except as herein recited; and that the said real property, against all persons lawfully claiming, or to claim the same, by, through or under it, it WILL WARRANT AND DEFEND.

      SUBJECT TO any and all real estate taxes and  assessments  not yet due and
payable,  zoning  ordinances,   legal  highways  and  covenants,   restrictions,
conditions, and easements of record.

      Prior Instrument Reference: Volume 3633, Page 959 of the Deed Records of Hamilton County, Ohio.

      Witness the hand effective the ____ day of _________, 2001 of a duly authorized officer of the managing general partner of Grantor's sole member.


                                          ASHLEY WOODS, L.L.C.,
                                         a South Carolina limited liability
                                         company

Signed and  acknowledged in the presence By: Davidson Diversified Real Estate
of:                                          I, L.P.,
                                             a Delaware limited partnership,
                                             its sole member

                                             By:  Davidson Diversified
                                                  Properties, Inc.,
------------------------------------
Witness                                           a Tennessee corporation,
Print name:                                       its managing general partner
            ------------------------

                                                 By:
                                                  ____________________________
------------------------------------
Witness                                           Name: _______________________
Print name:                                       Its:
            ------------------------
                                                  --------------------------

      STATE OF ______________      :
                                   : SS
      COUNTY OF ____________       :



BE IT REMEMBERED, That on this ____ day of __________, 2001, before me, the subscriber, a notary public in and for said county, personally came _________________________ (name), _________________________ (title) of Davidson
Diversified Properties, Inc., a Tennessee corporation, in its capacity as the managing general partner of Davidson Diversified Real Estate I, L.P., a Delaware limited partnership and the sole member of the Grantor in the foregoing Deed, and acknowledged that he did execute the foregoing instrument and that the same is his free act and deed and the free act and deed of said Grantor.

      IN TESTIMONY THEREOF, I have hereunto subscribed my name and affixed my seal on this day and year aforesaid.




                                          Notary Public





This instrument was prepared by:Thomas R. Brownlee, Jr., Esq., Bricker & Eckler LLP, 100 South Third Street, Columbus, Ohio 43215

                                    EXHIBIT A

                       LEGAL DESCRIPTION FOR ASHLEY WOODS

                              Hamilton County, Ohio



PARCEL I:

Situated in the Townships of Colerain and Springfield, County of Hamilton, and State of Ohio, bounded and described as follows:

Situated in Section 5, Town 2, Entire Range 1, Colerain Township and Section 35, Town 3, Entire Range 1, Springfield Township and Beginning at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5; thence South 2(degree) 31' East, 252.54 feet; thence North 87(degree) 29' East, 199.82 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears South 81(degree) 53' East, a chord distance of 47.97 feet; thence South 71(degree) 15' East, 88.47 feet; thence along a curve to the left having a radius of 25.00 feet, a chord that bears North 45(degree) 30' East, a chord distance of 44.65 feet to a point in the westerly right of way line of Hamilton Avenue; thence South 17(degree) 45' East, along said westerly line, 121.52 feet; thence leaving said westerly line along a curve to the left having a radius of
25.00 feet, a chord that bears North  55(degree)  08' West, a chord  distance of
30.36 feet; thence South 87(degree) 29' West, 4.86 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears North 81(degree) 53' West, a chord distance of 47.97 feet; thence North 71(degree) 15' West,
100.00 feet; thence along a curve to the left having a radius of 70.00 feet, a chord that bears North 81(degree) 53' West, a chord distance of 25.83 feet; thence South 87(degree) 29' West, 177.67 feet; thence North 84(degree) 43' 34" West, 103.28 feet; thence along a curve to the left having a radius of 69.00 feet, a chord that bears South 67(degree) 49' 41" West, a chord distance of
46.42 feet; thence along a curve to the right having a radius of 101.00 feet, a chord that bears South 67(degree) 49' 41" West, a chord distance of 67.94 feet; thence South 87(degree) 29' West, 30.64 feet; thence along a curve to the left having a radius of 15.00 feet, a chord that bears South 48(degree) 58' 46" West, a chord distance of 18.68 feet; thence along a curve to the right having a radius of 116.00 feet, a chord that bears South 50(degree) 06' 16" West, a chord distance of 147.97 feet; thence South 89(degree) 44' West, 309.66 feet; thence South 81(degree) 44' West, 366.37 feet; thence South 8(degree) 16' East 116.05 feet; thence South 86(degree) 32' West, 85.00 feet; thence North 50(degree) 28' West, 27.00 feet; thence North 87(degree) 28' West, 187.00 feet; thence North 0(degree) 20' 43" East 62.00 feet; thence North 89(degree) 39' 17" West, 80.68 feet to a point in the westerly line of said 21.889 acre tract; thence North 0(degree) 20' 43" East, along said westerly line, 486.08 feet to a point in the northerly line of the aforesaid Section 5; thence North 87(degree) 44' East, along said northerly line, 1355.22 feet to the point of beginning, containing
14.571 acres of land, more or less.

510-31-781 and 590-392-511

PARCEL II:

Situated in the Township of Colerain, County of Hamilton, and State of Ohio, bounded and described as follows:

Situated in Section 5, Town 2, Entire Range 1, and more particularly described as follows:

Commencing at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5; thence South 2(degree) 31' East 252.54 feet; thence South 22(degree) 46' 48" East, 63.96 feet to the point of beginning being the northeasterly corner of Phase II; thence continuing South 22(degree) 46' 48" East, 212.77 feet to a point being the southeasterly corner of said 21.889 acre tract; thence along the southerly line of said tract South 76(degree) 32' West, 1519.03 feet; thence along the westerly line of said tract North 0(degree) 20' 43" East, 321.53 feet; thence South 89(degree) 39' 17" East, 80.68 feet; thence South 0(degree) 20' 43" West, 62.00 feet; thence South 87(degree) 28' 00" East,
187.00 feet; thence South 50(degree) 28' 00" East, 27.00 feet; thence North 86(degree) 32' 00" East, 85.00 feet; thence North 8(degree) 16' 00" West, 116.05 feet; thence North 81(degree) 44' 00" East, 366.37 feet; thence North 89(degree) 44' 00" East, 309.66 feet; thence along a curve to the left having a radius of
116.00 feet, a chord that bears North 50(degree) 06' 16" East a chord distance of 147.97 feet; thence along a curve to the right having a radius of 15.00 feet, a chord that bears North 48(degree) 58' 46" East, a chord distance of 18.68 feet; thence North 87(degree) 29' 00" East, 30.64 feet; thence along a curve to the left having a radius of 101.00 feet, a chord that bears North 67(degree) 49' 41" East, a chord distance of 67.94 feet; thence along a curve to the right having a radius of 69.00 feet, a chord that bears North 67(degree) 49' 41" East, a chord distance of 46.42 feet; thence South 84(degree) 43' 34" East, 103.28 feet to the point of beginning, containing 7.318 acres of land, more or less.

510-31-2

PARCEL III:

Beginning at a point in the North line of Mt. Healthy Heights Second Subdivision, where the same is intersected by the centerline of Gloria Street, as recorded in Plat Book 28, Pages 72 and 73 of the Hamilton County Recorder's Records; thence from said beginning point, South 87(degree) 54' West, along the North line of Mt. Healthy Heights Second Subdivision, 276.50 feet to the Grantor's West Property Line; thence North 0(degree) 33' East, along the
Grantor's West Line, 300 feet to the North West Corner of the Grantor's Property; thence North 76(degree) 32' East, along the Grantor's North Line,
267.25 feet; thence South 2(degree) 12' East, along the center line of Gloria Street, produced northwardly, 352.36 feet to the place of beginning. Containing
2.01 acres, more or less.

510-31-773

B. Together with a non-exclusive easement for ingress and egress and vehicular traffic of Grantor, its tenants and invitees over a strip of land 36.00 feet in width, the center line of which is more particularly described as follows: Lying and being in Section 5, Town 2, Entire Range 1, Colerain Township, Hamilton County, Ohio, and in Section 35, Town 3, Entire Range 1, Springfield Township, Hamilton County, Ohio and beginning at a point in the center line of Hamilton Avenue at the intersection of the center line of Seven Hills Drive as extended; thence South 87(degree) 29' 00" West 50.00 feet to a point; thence on a curve deflecting to the right, having a radius of 100 feet a distance of 37.12 feet as measured on the arc, the chord of which bears North 81(degree) 53' 00" West,
36.90 feet; thence North 71(degree) 15' 00" West 100. 00 feet to a point; thence along a curve deflecting to the left having a radius of 100.00 feet a distance on arc of 37.12, the chord of which bears North 81(degree) 43' 00" West 36.90 feet; thence South 87(degree) 29' 00" West 232.98 feet to a point hereinafter called Point "A"; thence South 87(degree) 29' 00" West, 8.34 feet to a point; thence continuing over a strip of land only 22 feet in width the center line of which measures South 87(degree) 29' 00" West 38.68 feet; thence on a curve deflecting to the left, having a radius of 85 feet a distance on arc of 58.32 feet, the chord of which bears South 67(degree) 49' 11" West 57.18 feet; thence on a reverse curve deflecting to the right, having a radius of 85 feet, a distance of 58.32 feet, the chord of which bears South 67(degree) 49' 11" West
57.18 feet; thence South 87(degree) 29' 00" West; 54.00 feet to a point; thence on a curve deflecting to the right having a radius of 100.00 feet a distance on arc of 157.08 feet the chord of which measures South 43(degree) 36' 30" West
144.17 feet to a point hereinafter called Point "B"; thence South 89(degree) 44' 00" West 144.02 feet to a point hereinafter called Point "C"; thence continuing South 89(degree) 44' 00" West 145.77 feet to a point; thence on a curve deflecting to the left having a radius of 300.00 feet, a distance on arc of
41.89 feet, the chord of which bears South 85(degree) 44' 00" West 41.85 feet; thence South 81(degree) 44' 00" West 384.02 feet to a point; thence South 8(degree) 16' 00" East to the North line of the land hereinabove described; together with three easements each 22 feet in width the center lines of which are as follows: from Point "A" as defined hereinabove South 22(degree) 46' 48" East to the North line of the land hereinabove described; from a point which lies North 67(degree) 29' 12" East 75.72 feet from Point "B" as hereinabove described; South 13(degree) 28' 00" East to the North line of the land hereinabove described; and from Point "C" as defined hereinabove South 13(degree) 28' 00" East to the North line of the land hereinabove described as Parcel II.

A. Together with a permanent easement for ingress and egress from Hamilton Avenue as described in Deed Book 4367, Page 1208 and more particularly described as follows:

Commencing at a point in the north line of Section 5, Colerain Township, said point being South 87(degree) 44' West, 108.00 feet from the northeasterly corner of said Section 5, also being the northwesterly corner of Section 35, Springfield Township; thence South 2(degree) 31' East, 252.54 feet to the true point of beginning; thence North 87(degree) 29' 00" East, 199.82 feet; thence along a curve to the right having a radius of 130.00 feet, a chord that bears South 81(degree) 53' 00" East, a chord distance of 47.97 feet; thence South 71(degree) 15' 00" East, 88.47 feet, thence along a curve to the left having a radius of 25.00 feet, a chord that bears North 45(degree) 30' 00" East, a chord distance of 44.65 feet to a point in the westerly right-of-way line of Hamilton Avenue; thence South 17(degree) 45' 00" East, along said westerly line, 121.52 feet; thence leaving said westerly line along a curve to the left having a radius of 25.00 feet, a chord that bears North 55(degree) 08' 00" West, a chord distance of 30.36 feet; thence South 87(degree) 29' 00" West, 4.86 feet; thence along a curve to the right, having a radius of 130.00 feet, a chord that bears North 81(degree) 53' 00" West a chord distance of 47.97 feet; thence North 71(degree) 15' 00" West, 100.00 feet; thence along a curve to the left having a radius of 70.00 feet, a chord that bears North 81(degree) 53' 00" West, a chord distance of 25.83 feet; thence South 87(degree) 29' 00" West, 177.67 feet; thence North 22(degree) 46' 48" West, 63.96 feet to the point of beginning containing 0.533 acres of land, more or less.

                                 EXHIBIT 7.2.1.2

                              FORM OF BILL OF SALE

      This Bill of Sale ("Assignment") is executed by ASHLEY WOODS L.L.C., a South Carolina limited liability company ("Seller"), in favor of EQUITY INVESTMENTS, INC., a Nebraska corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of April 16, 2001 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts or similar contracts which relate to the ownership, maintenance, construction or repair or operation of the Project.

b. Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

c. Licenses and Permits. All of Seller's rights and interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.

d. Fixtures and Tangible Personal Property. All of Seller's rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller but specifically excluding any Buyer's Access computers, if any), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project, including, without limitation, the tangible personal property identified on Exhibit "A" hereto.

2. The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

3. Assignment. Seller hereby assigns, sells and transfers to Purchaser, without recourse or warranty except as set forth in this Paragraph 3 below, all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein. To Seller's knowledge (as defined in Section 8.1.4 of the Purchase Contract), Seller owns the Property free and clear of any liens and encumbrances.

4. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder after the date hereof. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property after the date hereof. Seller agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which arose in connection with the Property prior to the date hereof.

5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Ohio.

8.    Titles  and  Section  Headings.   Titles  of  sections  and  subsections
contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

WITNESS the signatures of the undersigned.

Dated:                  , 2001
      ------------------

                                     Seller:
                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------



                                   Purchaser:

                                    EQUITY INVESTMENTS, INC.,
                                    a Nebraska corporation


                                    By:
                                          -----------------------------------
                                          Name: _____________________________
                                          Title:_____________________________

                                   EXHIBIT "A"

                            LIST OF PERSONAL PROPERTY

                                [To Be Attached]

                                 EXHIBIT 7.2.1.3

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by ASHLEY WOODS L.L.C., a South Carolina limited liability company ("Seller"), in favor of EQUITY INVESTMENTS, INC., a Nebraska corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of April 16, 2001 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the Improvements located thereon (collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Ashley Woods Apartments".

2. The term "Miscellaneous Property Assets" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

3. Assignment. Seller hereby assigns, sells and transfers to Purchaser, without recourse or warranty except as set forth in this Paragraph 3 below, all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein. To Seller's knowledge (as defined in Section 8.1.4 of the Purchase Contract). Seller owns the Miscellaneous Property Assets free and clear of any liens or encumbrances.

4. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder arising after the date hereof. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets pertaining to acts arising prior to the date hereof.

5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Ohio.

8.    Titles  and  Section  Headings.   Titles  of  sections  and  subsections
contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.





                 [Remainder of Page Intentionally Left Blank]

      WITNESS the signatures of the undersigned.

Dated:  ___________, 2001

                                     Seller:
                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------



                                   Purchaser:

                                    EQUITY INVESTMENTS, INC.
                                    a Nebraska corporation


                                    By:
                                          -----------------------------------
                                          Name: _____________________________
                                          Title:_____________________________

                                 EXHIBIT 7.2.1.4

                          FORM OF TENANT NOTICE LETTER


                                 ______ __, 2001




      Re:   Notice of Change of Ownership of Ashley Woods Apartments

Dear Tenant:

      Please be advised that effective as of the date hereof, ASHLEY WOODS L.L.C., a South Carolina limited liability company, has transferred, sold, assigned and conveyed all of its interest in and to the above-described property (the "Property") to Equity Investments, Inc., a Nebraska corporation (the "New Owner").

      Future rental payments with respect to your leased premises at the Property should be made to in accordance with your lease terms. You will be notified shortly with instructions regarding where to forward rent payments.

      The Property will be managed by                             .     Future
                                      ----------------------------
notices to the landlord under your lease should be sent to the New Owner, c/o

, Attention:                              , who may also be  reached  by phone
              ----------------------------
at                      , ext.            . If  you  have  questions  or  need
   ---------------------       -----------
any  additional  information,  please  feel  free  to  contact  your  property
manager,                             of                           ,  who   can
         ---------------------------    --------------------------
be reached by telephone at                      , ext.            .
                           ---------------------       -----------

                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------

                                    EXHIBIT B

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this 16th day of April, 2001 by and among ASHLEY WOODS L.L.C., a South Carolina limited liability company ("Seller"), and EQUITY INVESTMENTS, INC., a Nebraska corporation ("Purchaser"); and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the 16th day of April, 2001; and

      Whereas, the Purchase Contract requires that within one (1) Business Day after the Purchaser has received from Seller a duplicate original of the Purchase Contract showing Seller's acceptance thereof, Purchaser shall deposit the amount of One Hundred Twenty Thousand One Hundred and Fifty and No/100 Dollars ($120,150.00) in cash (the "Initial Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Whereas,  the  Purchase  Contract  requires  that on or  before  5:00 p.m.
Central time on the second Business Day following the expiration of the Feasibility Period, Purchaser shall provide to Escrow Agent an additional deposit in the amount of One Hundred Twenty Thousand One Hundred Fifty and no/100 Dollars ($120,150.00), in cash (the "Additional Deposit").

      Now, therefore, the parties agree to the following:

1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of the sum of One Hundred Twenty Thousand One Hundred and Fifty and No/100 Dollars ($120,150.00) in cash (constituting the Initial Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract. Escrow Agent also hereby acknowledges receipt of a quitclaim deed executed by Purchaser a copy of which is attached (the "Quitclaim Deed") and agrees to hold and release the Quitclaim Deed in accordance with the terms of this Escrow Agreement.

2. Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit, the Additional Deposit (to the extent paid), (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest-bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as directed by Purchaser should Purchaser in its sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall return the Quitclaim Deed to Purchaser and deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Quitclaim Deed and the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), or the Financing Contingency Period (as applicable pursuant to the strict requirements in Section 5.2 of the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller.

      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and
(ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping of the Quitclaim Deed and the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund AND Quitclaim Deed in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, if sent by electronic mail (e-mail), on the actual date of receipt of delivery if such date is a Business Day (or on the next Business Day after such delivery), or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                      If to Purchaser:

            ASHLEY WOODS L.L.C.                EQUITY INVESTMENTS, INC.
            2000 South Colorado Boulevard      8313 Spring Plaza
            Tower Two, Suite 2-1000            Omaha, Nebraska 68124
            Denver, Colorado  80222            Attn:  John E. Haley
            Attn:  Mr. Harry Alcock            Facsimile No. (402) 392-1213
            Facsimile No. (303) 692-0786       E-mail:  Jackhaley@aol.com
            E-mail:  halcock@aimco.com


                  And                                With a copy to

            ASHLEY WOODS L.L.C.                EQUITY INVESTMENTS, INC.
            2000 South Colorado Boulevard      1104 S. 76th Avenue
            Tower Two, Suite 2-1000            Omaha, Nebraska  68124
            Denver, Colorado  80222            Attn:  Carl Troia, Esq.
            Attn:  Mr. Pat Stucker and         Facsimile No. (402) 392-1213
                      Mr. Mark Reoch           E-mail:  Carltroia@aol.com
            Facsimile No. (303) 692-0786
            E-mail:  pstucker@aimco.com
            E-mail:  mreoch@aimco.com

                  With a copy to               If to Escrow Agent:

            Loeb & Loeb LLP                    Stewart Title Guaranty Company
            1000 Wilshire Boulevard, Suite     1980 Post Oak Boulevard, Suite
            1800                               610
            Los Angeles, California 90017      Houston, Texas 77056
            Attn:  Andrew S. Clare, Esq. and   Attn:  Ms. Wendy Howell
                       Karen N. Higgins, Esq.  Facsimile No. (713) 552-1703
            Facsimile No. (213) 688-3460       E-mail:  whowell@stewart.com
            E-mail:  aclare@loeb.com
            E-mail:  khiggins@loeb.com

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of $500.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15.   Governing  Law.  This  Escrow   Agreement   shall  be  governed  by  and
construed in accordance with the laws of the State of Ohio.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                                     Seller:
                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------



                                   Purchaser:

                                    EQUITY INVESTMENTS, INC.
                                    a Nebraska corporation


                                    By:
                                          -----------------------------------
                                          Name: _____________________________
                                          Title:_____________________________


                                    Escrow Agent:

                                    STEWART TITLE GUARANTY COMPANY

                                    By:
                                          -----------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                                             -

                                  EXHIBIT 17.1

                           LEAD-BASED PAINT DISCLOSURE



EVERY PURCHASER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY ON WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING. LEAD POISONING IN YOUNG CHILDREN MAY PRODUCE PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIORAL PROBLEMS, AND IMPAIRED MEMORY. LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN. THE SELLER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO PROVIDE THE PURCHASER WITH ANY INFORMATION ON LEAD-BASED PAINT HAZARDS FROM RISK ASSESSMENTS OR INSPECTIONS IN THE SELLER'S POSSESSION, IF ANY, AND NOTIFY THE BUYER OF ANY KNOWN LEAD-BASED PAINT HAZARDS. A RISK ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.

                                TABLE OF CONTENTS

                                                                           Page


ARTICLE 1   DEFINED TERMS...................................................2

ARTICLE 2   PURCHASE AND SALE OF PROPERTY...................................5

ARTICLE 3   PURCHASE PRICE & DEPOSIT........................................5

ARTICLE 4   FINANCING.......................................................6

ARTICLE 5   FEASIBILITY PERIOD..............................................6

ARTICLE 6   TITLE...........................................................9

ARTICLE 7   CLOSING........................................................11

ARTICLE 8   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND
            PURCHASER......................................................15

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING................................19

ARTICLE 10  BROKERAGE......................................................20

ARTICLE 11  POSSESSION.....................................................21

ARTICLE 12  DEFAULTS AND REMEDIES..........................................21

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................22

ARTICLE 14  RATIFICATION...................................................22

ARTICLE 15  EMINENT DOMAIN.................................................22

ARTICLE 16  MISCELLANEOUS..................................................23

ARTICLE 17  LEAD BASED PAINT DISCLOSURE....................................27

                                                                     Exhibit 10T

                                  AMENDMENT OF
                           PURCHASE AND SALE CONTRACT

                         (Ashley Woods Apartments, Ohio)


            THIS AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 15th day of May, 2001 by and between ASHLEY WOODS L.L.C., a South Carolina limited liability company, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and EQUITY INVESTMENTS, INC., a Nebraska corporation, having a principal address at 8313 Spring Plaza, Omaha, Nebraska 68124 ("Purchaser").

                                    RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of April 16, 2001 (the "Agreement"), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to buy from Seller the Property (as defined in the Agreement).

B. Section 5.1 of the Agreement states that in no event shall the Feasibility Period be later than May 16, 2001. Purchaser desires to extend the Feasibility Period from May 16, 2001 to May 25, 2001.

C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

            NOW THEREFORE, in consideration of the foregoing recitals and the conditions and covenants thereinafter contained, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Extension of Feasibility Period. Seller and Purchaser hereby agree that the Feasibility Period shall be extended from May 16, 2001 to May 25, 2001.

2. Effectiveness of Agreement. Except as modified by this Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect.

3. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.


                                     Seller:
                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------




                                   Purchaser:


                                    EQUITY INVESTMENTS, INC.,
                                    a Nebraska corporation

                                    By:
                                          -----------------------------------
                                          Name: _____________________________
                                          Title:_____________________________

                                                                     Exhibit 10U

                              SECOND AMENDMENT OF
                           PURCHASE AND SALE CONTRACT

                         (Ashley Woods Apartments, Ohio)


            THIS SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into effective as of the 14th day of June, 2001 by and between ASHLEY WOODS L.L.C., a South Carolina limited liability company, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and EQUITY INVESTMENTS, INC., a Nebraska corporation, having a principal address at 8313 Spring Plaza, Omaha, Nebraska 68124 ("Purchaser").

                                    RECITALS

A. Seller and Purchaser entered into a Purchase and Sale Contract dated as of April 16, 2001, as amended (the "Agreement"), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to buy from Seller the Property (as defined in the Agreement).

B. Section 4.1 of the Agreement states that Purchaser shall have a period of sixty (60) calendar days, commencing on the Effective Date, to obtain approval from Lender to assume the Existing Loan on the Property. Purchaser desires to extend the Financing Contingency Period from June 14, 2001 to June 20, 2001.

C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

            NOW THEREFORE, in consideration of the foregoing recitals and the conditions and covenants thereinafter contained, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Extension of the Financing Contingency Period. Seller and Purchaser hereby agree that the Financing Contingency Period shall be extended from June 14, 2001 to June 20, 2001.

2. Effectiveness of Agreement. Except as modified by this Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect.

3. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.

            IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.


                                     Seller:
                                    ASHLEY WOODS, L.L.C.,
                                    a South Carolina limited liability company

                                    By:   Davidson Diversified Real Estate I,
                                          L.P.,
                                          a Delaware limited partnership,
                                          its sole member

                                          By:   Davidson Diversified Properties,
                                                Inc.,
                                                a Tennessee corporation,
                                                its managing general partner


                                                   By:
                                                      ------------------------
                                                   Name:
                                                        ---------------------
                                                   Its:
                                                       -----------------------




                                   Purchaser:


                                    EQUITY INVESTMENTS, INC.,
                                    a Nebraska corporation

                                    By:
                                          -----------------------------------
                                          Name: _____________________________
                                          Title:_____________________________

                                                                   Exhibit 10V



                   ASSIGNMENT OF PURCHASE AND SALE CONTRACT



THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT ("Assignment") is made and entered into this 20th day of June, 2001 by and between EQUITY INVESTMENTS, INC., a Nebraska corporation ("Assignor") and ASHLEY WOODS LIMITED PARTNERSHIP, a Nebraska limited partnership ("Assignee").

      WHEREAS, on or about April 16, 2001, Ashley Woods, L.L.C., a South Carolina limited liability company, as Seller and Equity Investments, Inc., as Purchaser, entered into a Purchase and Sale Contract, as amended by amendments dated May 15, 2001 and June 14, 2001, for the sale by Seller and the purchase by Purchaser of the Ashley Woods Apartments located in Cincinnati, Ohio ("Contract").

      WHEREAS, Assignor desires to assign to Assignee and Assignee desires to accept the assignment from Assignor of its right as the Buyer under the Contract.

      WHEREAS, pursuant to Section 16.2 of the Contract, Assignor has the right to assign the Contract to an entity so long as Assignor remains a part of the purchasing entity.

      WHEREAS, Assignor desires to assign the Contract to Assignee.

      WHEREAS, Assignor is a general partner in Assignee and therefore remains a part of the purchasing entity as provided in Section 16.2 of the Contract.

      NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1.    Assignor does hereby assign the Contract to Assignee.

2. Assignee does hereby accept the assignment from Assignor of all of Assignor's right, title and interest in and to the Contract.

3. Assignor, notwithstanding its assignment hereunder to Assignee, shall not be released from any of its obligations under the Contract.

      IN WITNESS WHEREOF, the parties have executed this Assignment on the day and year first written above.

                              "ASSIGNOR"

                              EQUITY INVESTMENTS, INC., a Nebraska corporation



                              By:
                                  John E. Haley, President



                              "ASSIGNEE"

                              ASHLEY WOODS LIMITED PARTNERSHIP, a Nebraska limited partnership

                              By: Key Associates, LLC, a Nebraska limited liability company, sole general partner

                                    By:
                                       John E. Haley, Manager